WORLD OMNI 1996-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
June 30, 1996
                                                                   Aggregate
                                                              Net Investment
Aggregate Net Investment Value                                         Value            99.8%

Original                                              890,001,916.00           888,221,912.00
6/1/96                                                890,001,916.00           888,221,912.00

Principal collections & reimbursement loss amount      13,431,360.49            13,404,497.77
6/30/96                                               876,570,555.51           874,817,414.23

Certificate Balance @ 6/30/96                         890,001,916.00           888,221,912.00

                                                        Class A-1
                                                       Allocation              Certificate
Aggregate Net Investment Value                         Percentage                  Balance

Original                                                       71.41133%       621,605,269
6/1/96                                                         71.41133%       621,605,269

Principal collections & reimbursement loss amount                               13,036,608
6/30/96                                                                        608,568,661

Certificate Balance @ 6/30/96                                  71.41133%       621,605,269

                                                        Class A-2
                                                       Allocation              Certificate
Aggregate Net Investment Value                         Percentage                  Balance

Original                                                       22.97642%       200,000,000
6/1/96                                                         22.97642%       200,000,000

Principal collections & reimbursement loss amount                                   77,507
6/30/96                                                                        199,922,493

Certificate Balance @ 6/30/96                                  22.97642%       200,000,000

                                                          Class B
                                                       Allocation              Certificate
Aggregate Net Investment Value                         Percentage                  Balance

Original                                                        5.61224%        48,852,205
6/1/96                                                          5.61224%        48,852,205

Principal collections & reimbursement loss amount                                   18,932
6/30/96                                                                         48,833,273

Certificate Balance @ 6/30/96                                   5.61224%        48,852,205



Aggregate Net Investment Value                    Seller Interest                  Balance

Original                                                        2.00000%        17,764,438
6/1/96

Principal collections & reimbursement loss amount               2.00000%           261,137
6/30/96                                                         2.00000%        17,503,301

Certificate Balance @ 6/30/96                                   2.00000%        17,764,438


Distributable Amounts                                       Total

Interest Distributable Amount                           4,723,740.74
Principal Distributable Amount                         13,056,850.89
Reimbursed Charged-off Amount                             344,217.05
Reimbursed Residual Value Loss Amount                       3,429.84
Reimbursed Additional Loss Amount                               0.00

Total                                                  18,128,238.52

Distributable Amounts                                   Class A-1                        %

Interest Distributable Amount                           3,263,427.66
Principal Distributable Amount (1)                     12,795,713.87                    98.00000%
Reimbursed Charged-off Amount (1)                         240,893.78                    69.98310%
Reimbursed Residual Value Loss Amount                           0.00                     0.00000%
Reimbursed Additional Loss Amount                               0.00                     0.00000%

Total                                                  16,300,035.31

Distributable Amounts                                   Class A-2                        %

Interest Distributable Amount                           1,091,666.67
Principal Distributable Amount (1)                              0.00                     0.00000%
Reimbursed Charged-off Amount (1)                          77,506.99                    22.51690%
Reimbursed Residual Value Loss Amount                           0.00                     0.00000%
Reimbursed Additional Loss Amount                               0.00                     0.00000%

Total                                                   1,169,173.66

Distributable Amounts                                     Class B                        %

Interest Distributable Amount                             284,971.20
Principal Distributable Amount (1)                              0.00                     0.00000%
Reimbursed Charged-off Amount (1)                          18,931.94                     5.50000%
Reimbursed Residual Value Loss Amount                           0.00                     0.00000%
Reimbursed Additional Loss Amount                               0.00                     0.00000%

Total                                                     303,903.14

Distributable Amounts                             Seller Interest                        %

Interest Distributable Amount                              83,675.21
Principal Distributable Amount (1)                        261,137.02                     2.00000%
Reimbursed Charged-off Amount (1)                               0.00                     0.00000%
Reimbursed Residual Value Loss Amount                           0.00                     0.00000%
Reimbursed Additional Loss Amount                               0.00                     0.00000%

Total                                                     344,812.23
(1)  These amounts will not be distributed during the Revolving period.  They will reinvested in additional contracts.

Certificate Factors                                    Series A-1               Series A-2                Class B

                                     6/1/96                   100.0000000%             100.0000000%       100.0000000%
                                     6/30/96                  100.0000000%             100.0000000%       100.0000000%

Pool Data                                                       6/1/96                   $

Number of Loans                                            43,596
Prepayments                                                   179                3,548,028.27
Scheduled Terminations                                          0                        0.00
Charge-Offs                                                    71                1,364,780.95
Weighted Ave APR                                                8.77%


Pool Data                                                       6/30/96                  $

Number of Loans                                            43,947
Prepayments                                                   203                4,171,680.48
Scheduled Terminations                                          2                   27,691.27
Charge-Offs                                                    63                1,371,256.86
Weighted Ave APR                                                8.77%


Account Balances                                        Pay Ahead                  Advance                Reserve Fund

Balance as of  06/01/96                                 1,488,196.91               157,163.18      31,087,767.00
Balance as of  06/30/96                                 1,121,700.42               293,098.40      31,087,767.00
Change                                                   (366,496.49)              135,935.22               0.00
Required Amount (withdrawl from reserve)                                                                    0.00
Reserve Fund Requirement                                                                           31,087,767.00
Reserve Fund Supplement Requirement                                                                         0.00

Residual Value Surplus Account

Beginning Balance 06/01/96                                      0.00
Deposits                                                        0.00
Withdrawls                                                      0.00
Ending Balance 06/30/96                                         0.00




Distribution per $1,000                                                              Total

Total Distribution Amount                                                                5.31819883

Interest Distribution Amount                                                             5.31819883
Carryover Shortfall                                                                      0.00000000
Prior Carryover Shortfall                                                                0.00000000

Total Carryover Shortfall                                                                0.00000000


Principal Distribution Amount                                                            0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                         0.00000000
Aggregate Unreimbursed Principal Loss Amount                                             0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                0.00000000
Unpaid Principal Loss Interest Amount                                                    0.00000000

Seller Principal not paid to Seller                                                  -----
Seller Interest not paid to Seller                                                   -----

Unpaid Class B Principal Carryover Shortfall                                         -----

Distribution per $1,000                                                          Class A-1

Total Distribution Amount                                                                5.25000000

Interest Distribution Amount                                                             5.25000000
Carryover Shortfall                                                                      0.00000000
Prior Carryover Shortfall                                                                0.00000000

Total Carryover Shortfall                                                                0.00000000


Principal Distribution Amount                                                            0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                         0.00000000
Aggregate Unreimbursed Principal Loss Amount                                             0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                0.00000000
Unpaid Principal Loss Interest Amount                                                    0.00000000


Seller Principal not paid to Seller                                                  -----
Seller Interest not paid to Seller                                                   -----

Unpaid Class B Principal Carryover Shortfall                                         -----

Distribution per $1,000                                                          Class A-2

Total Distribution Amount                                                                5.45833335

Interest Distribution Amount                                                             5.45833335
Carryover Shortfall                                                                      0.00000000
Prior Carryover Shortfall                                                                0.00000000

Total Carryover Shortfall                                                                0.00000000


Principal Distribution Amount                                                            0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                         0.00000000
Aggregate Unreimbursed Principal Loss Amount                                             0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                0.00000000
Unpaid Principal Loss Interest Amount                                                    0.00000000

Seller Principal not paid to Seller                                                  -----
Seller Interest not paid to Seller                                                   -----

Unpaid Class B Principal Carryover Shortfall                                         -----


Distribution per $1,000                                                          Class B

Total Distribution Amount                                                                5.83333342

Interest Distribution Amount                                                             5.83333342
Carryover Shortfall                                                                      0.00000000
Prior Carryover Shortfall                                                                0.00000000

Total Carryover Shortfall                                                                0.00000000


Principal Distribution Amount                                                            0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                         0.00000000
Aggregate Unreimbursed Principal Loss Amount                                             0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                0.00000000
Unpaid Principal Loss Interest Amount                                                    0.00000000

Seller Principal not paid to Seller                                                  -----
Seller Interest not paid to Seller                                                   -----

Unpaid Class B Principal Carryover Shortfall                                             0.00000000


Distribution per $1,000                                                    Seller Interest

Total Distribution Amount                                                                4.71026477

Interest Distribution Amount                                                             4.71026477
Carryover Shortfall                                                                  -----
Prior Carryover Shortfall                                                            -----

Total Carryover Shortfall                                                            -----


Principal Distribution Amount                                                            0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                         0.00000000
Aggregate Unreimbursed Principal Loss Amount                                         -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                            -----
Unpaid Principal Loss Interest Amount                                                -----

Seller Principal not paid to Seller                                                      0.00000000
Seller Interest not paid to Seller                                                       0.00000000

Unpaid Class B Principal Carryover Shortfall                                         -----



Servicing Fee                                                                        Total

Amount of Servicing Fee Paid                                                       740,184.93
Total Unpaid                                                                             0.00



Servicing Fee                                                                      Class A

Amount of Servicing Fee Paid                                                       684,671.06
Total Unpaid                                                                             0.00




Servicing Fee                                                                      Class B

Amount of Servicing Fee Paid                                                        40,710.17
Total Unpaid                                                                             0.00



Servicing Fee                                                              Seller Interest

Amount of Servicing Fee Paid                                                        14,803.70
Total Unpaid                                                                             0.00





Origination Trustee Expenses Paid (1)

UTI                                                                                      0.00
SUBI                                                                                     0.00
                                                                                         0.00


Securitization Trustee Expenses Paid  (1)                                                0.00

Additional Loss Amounts (2)                                                              0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:








                                                        Number of                Number of
                                                          Matured                Scheduled           Maturity
                                                           Leases               Maturities              Ratio
MATURITY RATIO



June                                                            0                        0                  0.00%




(Maturity Ratio Test will be satisfied if the ratio is 50% or less)                                         0.00%





CHARGE-OFF RATE                                             April                      May               June





Outstanding                                               952,757.24             1,364,780.95       1,371,256.86
Balance

Net
Liquidation                                               672,968.77               938,993.80         972,317.79
Proceeds

Average
Aggregate
Net Investment                                        890,001,916.00           890,001,916.00     890,001,916.00
Value

Annualized
Average
Charge-Off                                                      0.38%                    0.57%              0.54%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                           0.50%



DELINQUENCY RATE
                                                                #                                           $

Past Due 31-60 days                                           496                                  10,046,871
Past Due 61-90 days                                            28                                     528,589
Past Due 91 + days                                              9                                     202,944

 Total                                                        533                                  10,778,404

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                       Delinquent                  Current        Delinquency
                                                        Contracts                Contracts               Rate
                                                            (> 60 days)


April                                                          30                   42,860                  0.07%
May                                                            42                   43,596                  0.10%
June                                                           37                   43,947                  0.08%

                                                                                                            0.08%


REALIZATION RATIO
                                                            April                      May               June

Sale
Proceeds                                                        0                        0             23,786.50

Residual Value
of Sold
Matured Leases                                                  0                        0             27,286.71

Realization
Ratio                                                           0.00%                    0.00%             87.17%



(Realization Test will be satisfied if the Maturity Ratio is 25% or less
or the Realization Ratio is 75% or more)                                                                   29.06%

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